UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2015

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

✓	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

    As previously disclosed, on March 27, 2015, Olin Corporation (“Olin”) and The Dow Chemical Company (“TDCC”) announced that they and certain affiliates had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated March 26, 2015 among Olin, TDCC, Blue Cube Acquisition Corp. (“Merger Sub”) and Blue Cube Spinco Inc. (“Spinco”), pursuant to which, subject to the terms and conditions of the Merger Agreement and a Separation Agreement dated March 26, 2015 between TDCC and Spinco,  (1) TDCC will transfer its U.S. chlor-alkali and vinyl, global chlorinated organics and global epoxy businesses to Spinco, (2) TDCC will distribute Spinco’s stock to TDCC’s shareholders, at TDCC’s option, by way of a spin-off, a split-off or a combination thereof, and (3) Merger Sub will merge with and into Spinco, with Spinco as the surviving corporation (the “Merger”).

On June 16, 2015, Olin and TDCC announced that the waiting period applicable to the transactions under the Merger Agreement had expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  Today, Olin announced that they have received all foreign regulatory approvals required to close the pending transactions under the Merger Agreement.  The press release is attached hereto as an exhibit and is incorporated by reference herein.

The receipt of all foreign regulatory approvals required to close the Merger satisfies one of the conditions to the closing of the Merger, which remains subject to Olin shareholder approval and customary closing conditions.

Forward-Looking Statements

This communication includes forward-looking statements.  These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin and TDCC’s chlorine products business operate.  These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin and TDCC’s  chlorine products business’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition.

The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.  We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control.  Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to:  factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals and the required approvals of Olin’s shareholders; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended March 31, 2015.  These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin on June 22, 2015 and the preliminary proxy statement on Schedule 14A filed with the SEC by Olin on June 22, 2015.  The forward-looking statements should be considered in light of these factors.  In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements.  The reader is cautioned not to rely unduly on these forward-looking statements.  Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed combination of Olin with the chlorine products business of TDCC, Spinco has filed a registration statement on Form S-4 containing a prospectus and Olin has filed a preliminary proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus with the Securities and Exchange Commission (the “SEC”).  Both Olin and Spinco expect to file amendments to these filings before they become effective.  INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PRELIMINARY PROXY STATEMENT AND ANY FURTHER AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPINCO AND THE PROPOSED TRANSACTION.  Investors and securityholders may obtain a free copy of the registration statements/prospectuses and preliminary proxy statement and any further amendments (when available) and other documents filed by Olin, TDCC and Spinco with the SEC at the SEC’s website at http://www.sec.gov.  Free copies of these documents and any further amendments, once available, and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Spinco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder.  However, Olin, TDCC, Spinco and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC.  Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting of Shareholders filed March 4, 2015, and in its preliminary proxy statement filed with the SEC on June 22, 2015.  Information regarding TDCC’s directors and executive officers is available in TDCC’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders filed March 27, 2015.  These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01(d).	Financial Statements and Exhibits.

(d)            Exhibits
Exhibit No.	Description
99.1	Press release, dated July 6, 2015, announcing receipt of all required foreign regulatory approvals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

	By:	/s/ Todd A. Slater
Name: Todd A. Slater
Title: Vice President and Chief Financial Officer

Date: July 6, 2015